BLUE CALYPSO, INC.

_______________________________________

Securities Purchase Agreement

_________________________________________________

November 16, 2012

Units Comprised of

Debentures and

Shares of Common Stock

CONFIDENTIAL INFORMATION

            The offeree, by accepting the SECURITIES Purchase Agreement, and ANY other Documents relating to the Company’s proposed offering of UNITS COMPRISED OF NOTES, WARRANTS AND SHARES OF COMMON STOCK, acknowledges and agrees that: (i) the FORGOING Documents have been furnished to the offeree on a confidential basis solely for the purpose of enabling the offeree to evaluate the Offering; (ii) that the offeree may not further distribute the FORGOING documents without the prior written consent of the Company, except to the Offeree’s legal, financial or other personal advisors, if any, who will use the FORGOING Documents on the Offeree’s behalf solely for purposes of evaluating the Offering; (iii) any reproduction or distribution of the FORGOING Documents, in whole or in part, or the direct or indirect disclosure of the contents of the FORGOING Documents for any other purpose without the prior written consent of the Company is prohibited; and (iv) the Offeree shall be bound by all terms and conditions specified in the FORGOING documents.

NOTICE TO OFFEREES

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER THE APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION.  THIS COMMON STOCK PURCHASE AGREEMENT DOES NOT CONSTITUTE AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY THE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL.

THE SECURITIES ARE BEING SOLD FOR INVESTMENT PURPOSES ONLY, WITHOUT A VIEW TO RESALE OR DISTRIBUTION THEREOF, AND MAY NOT BE TRANSFERRED, RESOLD OR OFFERED FOR RESALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND EFFECTIVE REGISTRATION OR QUALIFICATION UNDER THE APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, OR THE AVAILABILITY OF AN EXEMPTION THEREFROM.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR THE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY OF ANY STATE OR OTHER JURISDICTION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS COMMON STOCK PURCHASE AGREEMENT OR ANY OTHER DOCUMENT RELATED TO THIS OFFERING.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

i

ANY INVESTMENT IN THE SECURITIES OFFERED HEREBY SPECULATIVE, INVOLVES A HIGH DEGREE OF RISK AND SHOULD BE CONSIDERED ONLY BY SOPHISTICATED INVESTORS WHO ARE PREPARED TO BEAR THE ECONOMIC RISK OF SUCH INVESTMENT FOR AN INDEFINITE PERIOD AND BE ABLE TO WITHSTAND A TOTAL LOSS OF INVESTMENT.  INVESTORS SHOULD CAREFULLY REVIEW THE COMMON STOCK PURCHASE AGREEMENT AND THE EXHIBITS HERETO, IN ADDITION TO THEIR OWN INVESTIGATION AND DUE DILIGENCE OF THE COMPANY AND THE TERMS OF THIS OFFERING.

YOU SHOULD ASSUME THAT THE INFORMATION CONTAINED IN THIS SECURITIES PURCHASE AGREEMENT, INCLUDING THE EXHIBITS ATTACHED HERETO, IS ACCURATE AS OF THE DATE ON THE FRONT OF THIS SECURITIES PURCHASE AGREEMENT, REGARDLESS OF THE TIME OF DELIVERY OF THIS SECURITIES PURCHASE AGREEMENT OR OF ANY SALE OF SECURITIES HEREUNDER.  NEITHER THE DELIVERY OF THIS SECURITIES PURCHASE AGREEMENT NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE COMPANY AFTER THE DATE HEREOF.

THIS SECURITIES PURCHASE AGREEMENT DOES NOT PURPORT TO BE ALL-INCLUSIVE OR TO CONTAIN ALL OF THE INFORMATION THAT A PROSPECTIVE INVESTOR MAY DESIRE IN INVESTIGATING THE COMPANY.  EACH INVESTOR MUST CONDUCT AND RELY ON ITS OWN EVALUATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED, IN MAKING AN INVESTMENT DECISION WITH RESPECT TO THE SECURITIES.  CERTAIN PROVISIONS OF VARIOUS AGREEMENTS AND DOCUMENTS ARE SUMMARIZED IN THIS SECURITIES PURCHASE AGREEMENT, PROSPECTIVE INVESTORS SHOULD NOT ASSUME THAT THE SUMMARIES ARE COMPLETE AND SUCH SUMMARIES ARE QUALIFIED IN THEIR ENTIRETY BY REFERENCE TO THE COMPLETE TEXT OF SUCH AGREEMENTS AND DOCUMENTS.

FORWARD LOOKING STATEMENTS

All statements contained herein other than statements of historical facts are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995.  We have attempted to identify any forward-looking statements by using words such as "anticipates," "believes," "could," "expects," "intends," "may," "should" and other similar expressions. These statements are based upon our current expectations and speak only as of the date hereof.  Although we believe that the expectations reflected in our forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct.  Such statements are not guarantees of future performance or events and are subject to known and unknown risks and uncertainties that could cause our actual results, events or financial position to differ materially and adversely from those expressed in such forward-looking statements.  Such factors include, but are not limited to, our ability to raise additional capital, the absence of any operating history or revenue, our ability to attract and retain qualified personnel, our dependence on third party developers who we can not control, our ability to develop and introduce a new service to the market in a timely manner, market acceptance of our services, our limited experience in a relatively new industry, the ability to successfully develop licensing programs and generate business, rapid technological change in relevant markets, unexpected network interruptions or security breaches, changes in demand for current and future intellectual property rights, legislative, regulatory and competitive developments addressing licensing and enforcement of patents and/or intellectual property, intense competition with larger companies, general economic conditions, and other factors disclosed in our annual report on Form 10-K for the year ended December 31, 2011 and other filings with the SEC.  We undertake no obligation to revise or update any forward-looking statements for any reason.

ADDITIONAL INFORMATION

Blue Calypso, Inc. (the “Company”) files annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended.  Reports, statements or other information that we file with the SEC are available to the public at the SEC’s Website at http://www.sec.gov.  The following documents that we have previously filed with the SEC are incorporated by reference into this agreement:

•         Annual Report on SEC Form 10-K for the year ended December 31, 2011;

•         Current Report on SEC Form 8-K dated April 19, 2012;

•         Quarterly Report on SEC Form 10-Q for the quarter ended March 31, 2012;

•         Current Report on SEC Form 8-K dated May 29, 2012;

•         Current Report on SEC Form 8-K dated June 25, 2012;

•         Current Report on SEC Form 8-K dated July 20, 2012;

•           Quarterly Report on SEC Form 10-Q for the quarter ended June 30, 2012; and

•         Any Annual Report on SEC Form 10-K, Quarterly Report on Form 10-Q, or Current Report on SEC Form 8-K filed with the SEC after November 16, 2012 and before the date this agreement is executed.

The information incorporated by reference into this agreement is an important part of this agreement. Any statement contained in a document incorporated by reference into this agreement shall be deemed to be modified or superseded for the purposes of this agreement to the extent that a statement contained herein or in any other subsequently filed document modifies or supersedes such statement.  Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this agreement.

            The Company will provide to each person to whom this agreement is sent, upon the written or oral request of such person, a copy of any or all of the documents referred to above that have been incorporated by reference into this agreement but not delivered with this agreement.  You may make such requests at no cost to you by writing or telephoning us at the following address or number:

Blue Calypso, Inc.

19111 North Dallas Parkway, Suite 200

Dallas, Texas 75287

Attention: William Ogle, Chief Executive Officer

                                                (972) 695-4776

            You should rely only on the information contained in this agreement or incorporated by reference into this agreement.  The Company has not authorized anyone to provide you with different information.  You should not assume that the information in this agreement is accurate as of any date other than the date on the cover of this agreement or that the information incorporated by reference into this agreement is accurate as of any date other than the date set forth on the front of the document containing such information.

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CONFIDENTIAL

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated on and as of the latest date set forth on the signature page hereto, by and between Blue Calypso, Inc., a Delaware corporation (the "Company"), and the purchaser identified on the signature page hereof ("Purchaser").

R E C I T A L S:

WHEREAS, Purchaser desires to purchase and the Company desires to sell securities on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises hereof and the agreements set forth herein below, the parties hereto hereby agree as follows:

1.                The Offering.

(a)                   Private Offering.  The securities offered by this Agreement are being offered in a private offering (the "Offering") of 10% Convertible Debentures in the aggregate principal amount of up to $3,000,000 in the form attached hereto as Exhibit A (the “Debentures”), and up to 750,000 shares of the Company’s Common Stock, par value $0.0001 per share (the “Shares”).  The Debentures and Shares will be sold in units (the “Units”) with each Unit comprised of $50,000 principal amount of Debentures and 12,500 Shares at a purchase price of $50,000 (the “Purchase Price”) per Unit.  The Units will be sold on a reasonable “best efforts” basis pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), and/or Rule 506 of Regulation D thereunder.  The Debentures and Shares are hereinafter referred to collectively as the “Securities.” The Units are being offered solely to a limited number of “accredited investors” as that term is defined in Rule 501(a) of the Securities Act during an offering period (the “Offering Period”) commencing November 16, 2012 and terminating not later than February 28, 2013, unless extended by the Company in its sole discretion for up to an additional thirty-day period (the “Termination Date”).  The Offering may be terminated by the Company at any time in its sole discretion.

(b)                  No Minimum Offering Amount.  Funds shall be released to the Company upon the Company’s execution of this Agreement and the Company is not required to raise any minimum amount of proceeds prior to executing this Agreement or any similar agreement with other investors and obtaining such funds.  Because there is no minimum amount of subscriptions which the Company must receive before accepting funds in the Offering, Purchaser will not be assured that the Company will have sufficient funds to execute its business plan or satisfy its working capital requirements and will bear the risk that the Company will be unable to secure the funds necessary to meet its current and anticipated financial obligations.

(c)                   Placement Agent Fees.  The Company reserves the right to pay cash fees to broker dealers registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in connection with the sale of the Units in an amount up to six percent (6%) of the Purchase Price of such Units.

 (e)       Use  of Proceeds. Assuming the Company raises $3,000,000, the net proceeds to the Company are estimated to be approximately $2,800,000 (after deducting offering expenses and placement agent fees payable by the Company estimated at $200,000).  The Company intends to use the net proceeds for general working capital purposes.

2.                Sale and Purchase of Securities.

(a)                Purchase and Sale.  Subject to the terms and conditions hereof, the Company agrees to sell, and Purchaser irrevocably subscribes for and agrees to purchase, the number of Units set forth on the signature page of this Agreement at a purchase price of $50,000 per Unit. The aggregate purchase price for the Units shall be as set forth on the signature page hereto (the “Aggregate Purchase Price”) and shall be payable upon execution hereof by check or wire transfer of immediately available funds as set forth below.

(b)               Subscription Procedure.  In order to purchase Units, Purchaser shall deliver to the Company at 19111 North Dallas Parkway, Suite 200, Dallas, Texas 75287, Attention: Chief Executive Officer: (i) one completed and duly executed copy of this Agreement; and (ii) immediately available funds, or a certified check or bank check, in an amount equal to the Aggregate Purchase Price.  Execution and delivery of this Agreement shall constitute an irrevocable subscription for that number of Units set forth on the signature page hereto.  Payment for the Units may be made by wire transfer to:

XXXXXXXXXXX

XXXXXXXXXXX

XXXXXXX

ABA number XXXXXXXXX

Account number XXXXXXXX

For further credit: Blue Calypso, Inc.

or by check made payable to:  “Blue Calypso, Inc.”  Receipt by the Company of funds wired, or deposit and collection by the Company of the check tendered herewith, will not constitute acceptance of this Agreement by the Company.  The Units subscribed for will not be deemed to be issued to, or owned by, Purchaser until the Company has executed this Agreement.  All funds tendered by Purchaser will be held by the Company pending acceptance or rejection of this Agreement by the Company and the closing of Purchaser’s purchase of Units.  This Agreement will either be accepted by the Company, in whole or in part, in its sole discretion, or rejected by the Company as promptly as practicable.  If this Agreement is accepted only in part, Purchaser agrees to purchase such smaller number of Units as the Company determines to sell to Purchaser.  If this Agreement is rejected for any reason, including the termination of the Offering by the Company, this Agreement and all funds tendered herewith will be promptly returned to Purchaser, without interest or deduction of any kind, and this Agreement will be void and of no further force or effect.

                           (c)       Closing.  Subscriptions will be accepted by the Company in its sole discretion until the Termination Date.  Upon the Company’s execution of this Agreement, the subscription evidenced hereby, if not previously rejected by the Company, will, in reliance upon Purchaser’s representations and warranties contained herein, be accepted, in whole or in part, by the Company.  If Purchaser’s subscription is accepted only in part, this Agreement will be marked to indicate such fact, and the Company will return to Purchaser the portion of the funds tendered by Purchaser representing the unaccepted portion of Purchaser’s subscription, without interest or deduction of any kind.  Upon acceptance of this Agreement, in whole or in part, by the Company, the Company will issue the Debenture and certificates for the Shares to Purchaser.

3.                  Representations and Warranties of Purchaser.  Purchaser represents and warrants to the Company as follows:

(a)                Organization and Qualification.

(i)                 If Purchaser is an entity, Purchaser is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, with the corporate or other entity power and authority to own and operate its business as presently conducted, except where the failure to be or have any of the foregoing would not have a material adverse effect on Purchaser, and Purchaser is duly qualified as a foreign corporation or other entity to do business and is in good standing in each jurisdiction where the character of its properties owned or held under lease or the nature of their activities makes such qualification necessary, except for such failures to be so qualified or in good standing as would not have a material adverse effect on it.

(ii)               If Purchaser is an entity, the address of its principal place of business is as set forth on the signature page hereto, and if Purchaser is an individual, the address of its principal residence is as set forth on the signature page hereto.

(b)               Authority; Validity and Effect of Agreement.

(i)                 If Purchaser is an entity, Purchaser has the requisite corporate or other entity power and authority to execute and deliver this Agreement and any documents contemplated hereby (collectively, the “Transaction Documents”) and perform its obligations under the Transaction Documents.  The execution and delivery of each Transaction Document by Purchaser, the performance by Purchaser of its obligations thereunder, and all other necessary corporate or other entity action on the part of Purchaser have been duly authorized by its board of directors or similar governing body, and no other corporate or other entity proceedings on the part of Purchaser is necessary for Purchaser to execute and deliver the Transaction Documents and perform its obligations thereunder.

(ii)                  Each of the Transaction Documents has been duly and validly authorized, executed and delivered by Purchaser and, assuming each has been duly and validly executed and delivered by the Company, each constitutes a legal, valid and binding obligation of Purchaser, in accordance with its terms.

(c)                No Conflict; Required Filings and Consents.  Neither the execution and delivery of the Transaction Documents by Purchaser nor the performance by Purchaser of its obligations, thereunder will: (i) if Purchaser is an entity, conflict with Purchaser’s articles of incorporation or bylaws, or other similar organizational documents; (ii) violate any statute, law, ordinance, rule or regulation, applicable to Purchaser or any of the properties or assets of Purchaser; or (iii) violate, breach, be in conflict with or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or permit the termination of any provision of, or result in the termination of, the acceleration of the maturity of, or the acceleration of the performance of any obligation of Purchaser under, or result in the creation or imposition of any lien upon any properties, assets or business of Purchaser under, any material contract or any order, judgment or decree to which Purchaser is a party or by which it or any of its assets or properties is bound or encumbered except, in the case of clauses (ii) and (iii), for such violations, breaches, conflicts, defaults or other occurrences which, individually or in the aggregate, would not have a material adverse effect on its obligation to perform its covenants under this Agreement.

(d)               Accredited Investor.   Purchaser is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D under the Securities Act.  If Purchaser is an entity, Purchaser was not formed for the specific purpose of acquiring the Securities, and, if it was, all of Purchaser’s equity owners are “accredited investors” as defined above.

(e)                No Government Review.  Purchaser understands that neither the United States Securities and Exchange Commission (“SEC”) nor any securities commission or other governmental authority of any state, country or other jurisdiction has approved the issuance of the Units or passed upon or endorsed the merits of this Agreement, the Debentures, the Shares, or any of the other documents relating to the proposed Offering, or confirmed the accuracy of, determined the adequacy of, or reviewed this Agreement, the Debentures, the Shares or such other documents.

(f)                Investment Intent.  The Securities are being acquired for the Purchaser’s own account for investment purposes only, not as a nominee or agent and not with a view to the resale or distribution of any part thereof, and Purchaser has no present intention of selling, granting any participation in or otherwise distributing the same.  By executing this Agreement, Purchaser further represents that Purchaser does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or third person with respect to any of the Securities.

(g)               Restrictions on Transfer.  Purchaser understands that the Securities are “restricted securities” as such term is defined in Rule 144 under the Securities Act and have not been registered under the Securities Act or registered or qualified under any state securities law, and may not be, directly or indirectly, sold, transferred, offered for sale, pledged, hypothecated or otherwise disposed of without registration under the Securities Act and registration or qualification under applicable state securities laws or the availability of an exemption therefrom.  In any case where such an exemption is relied upon by Purchaser from the registration requirements of the Securities Act and the registration or qualification requirements of such state securities laws, Purchaser shall furnish the Company with an opinion of counsel stating that the proposed sale or other disposition of such securities may be effected without registration under the Securities Act and will not result in any violation of any applicable state securities laws relating to the registration or qualification of securities for sale, such counsel and opinion to be satisfactory to the Company.  Purchaser acknowledges that it is able to bear the economic risks of an investment in the Securities for an indefinite period of time, and that its overall commitment to investments that are not readily marketable is not disproportionate to its net worth.

(h)               Investment Experience.  Purchaser has such knowledge, sophistication and experience in financial, tax and business matters in general, and investments in securities in particular, that it is capable of evaluating the merits and risks of this investment in the Securities, and Purchaser has made such investigations in connection herewith as it deemed necessary or desirable so as to make an informed investment decision without relying upon the Company for legal or tax advice related to this investment.  In making its decision to acquire the Securities, Purchaser has not relied upon any information other than information provided to Purchaser by the Company or its representatives and contained herein.

(i)                 Access to Information.  Purchaser acknowledges that it has had access to and has reviewed all documents and records relating to the Company, including, but not limited to, the Company’s Annual Report on SEC Form 10-K for the year ended December 31, 2011 attached hereto as Exhibit B, any Annual Report on SEC Form 10-K, Quarterly Report on SEC Form 10-Q, or Current Report on SEC Form 8-K filed with the SEC after April 16, 2012 and before the date this Agreement is executed (as such documents have been amended since the date of their filing, collectively, the “Company SEC Documents”), that it has deemed necessary in order to make an informed investment decision with respect to an investment in the Securities; that it has had the opportunity to ask representatives of the Company certain questions and request certain additional information regarding the terms and conditions of such investment and the finances, operations, business and prospects of the Company and has had any and all such questions and requests answered to its satisfaction; and that it understands the risks and other considerations relating to such investment.  Purchaser understands any statement contained in the Company SEC Documents shall be deemed to be modified or superseded for the purposes of this Agreement to the extent that a statement contained herein or in any other document subsequently filed with the SEC modifies or supersedes such statement.

(j)                 Reliance on Representations.  Purchaser understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of the federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Securities.  Purchaser represents and warrants to the Company that any information that Purchaser has heretofore furnished or furnishes herewith to the Company is complete and accurate, and further represents and warrants that it will notify and supply corrective information to the Company immediately upon the occurrence of any change therein occurring prior to the Company’s issuance of the Securities.  Within five (5) days after receipt of a request from the Company, Purchaser will provide such information and deliver such documents as may reasonably be necessary to comply with any and all laws and regulations to which the Company is subject.

(k)               No General Solicitation.  Purchaser is unaware of, and in deciding to participate in the Offering is in no way relying upon, and did not become aware of the Offering through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media, or broadcast over television or radio or the internet, in connection with the Offering.

(l)                 Placement and Finder’s Fees.  No agent, broker, investment banker, finder, financial advisor or other person acting on behalf of Purchaser or under its authority is or will be entitled to any broker’s or finder’s fee or any other commission or similar fee, directly or indirectly, in connection with the Offering, and no person is entitled to any fee or commission or like payment in respect thereof based in any way on agreements, arrangements or understanding made by or on behalf of Purchaser.

(m)             Investment Risks.  Purchaser understands that purchasing Securities in the Offering will subject Purchaser to certain risks, including, but not limited to, each of the following:

(i)                    The offering price of the Securities offered hereby has been determined solely by the Company and does not necessarily bear any relationship to the value of the Company’s assets, current or potential earnings of the Company, or any other recognized criteria used for measuring value and, therefore, there can be no assurance that the offering price of the Securities is representative of the actual value of the Securities.

(ii)                  In order to capitalize the Company, execute its business plan, and for other corporate purposes, the Company has issued, and expects to issue additional shares of Common Stock, securities exercisable or convertible into shares of Common Stock, or debt.  Such securities have been and may be issued for a purchase price consisting of cash, services or other consideration that may be materially different than the purchase price of the Units.  The issuance of any such securities may result in substantial dilution to the relative ownership interests of the Company’s existing shareholders and substantial reduction in net book value per share.  Additional equity securities may have rights, preferences and privileges senior to those of the holders of Common Stock, and any debt financing may involve restrictive covenants that may limit the Company’s operating flexibility.

(iii)                An investment in the Securities may involve certain material legal, accounting and federal and state tax consequences.  Purchaser should consult with its legal counsel, accountant and/or business adviser as to the legal, accounting, tax and related matters accompanying such an investment.

(iv)                There is no minimum amount required to be raised in this Offering and, therefore, the Company may not generate enough net proceeds from this Offering to execute its business plan or satisfy its working capital requirements.

(n)               Legends.  The certificates and agreements evidencing the Securities shall have endorsed thereon the following legend (and appropriate notations thereof will be made in the Company’s stock transfer books), and stop transfer instructions reflecting these restrictions on transfer will be placed with the transfer agent of the Shares:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE.  THE SECURITIES REPRESENTED HEREBY HAVE BEEN TAKEN BY THE REGISTERED OWNER FOR INVESTMENT, AND WITHOUT A VIEW TO RESALE OR DISTRIBUTION THEREOF, AND MAY NOT BE SOLD, TRANSFERRED OR DISPOSED OF WITHOUT AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH TRANSFER OR DISPOSITION DOES NOT VIOLATE THE SECURITIES ACT OF 1933, AS AMENDED, THE RULES AND REGULATIONS THEREUNDER OR OTHER APPLICABLE SECURITIES LAWS.

(o)        Purchaser is directed to review the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) website at www.treas.gov. before making the following representations.  Purchaser represents that no part of the Aggregate Purchase Price set forth on the signature page hereto was directly or indirectly derived from activities that may contravene federal, state or international laws and regulations, including anti-money laundering laws and regulations. Federal regulations and executive orders administered by OFAC prohibit, among other things, the engagement in transaction with, and the provision of services to, certain foreign countries, territories, entities and individuals.  The lists of OFAC prohibited countries, territories, persons and entities can be found at the OFAC website. In addition, the programs administered by OFAC prohibit dealing with individuals or entities in certain countries regardless of whether such individuals or entities appear on the OFAC lists.  Purchaser hereby represents that none of the following is named on the OFAC list, nor is a person or entity prohibited under the OFAC programs: (i) the Purchaser, (ii) any person controlling or controlled by the Purchaser, (iii) if the undersigned is an entity, any person having a beneficial interest in the Purchaser, or (iv) any person for whom the undersigned is acting as agent or nominee in connection with this investment. The Purchaser understands and acknowledges that, by law, the Company may be required to disclose the identity of the Purchaser to OFAC.

(p)        The Purchaser acknowledges that due to anti-money laundering regulations within their respective jurisdictions, the Company  and/or any person acting on behalf of the Company may require further documentation verifying the Purchaser’s identity and the source of funds used to purchase Units before this Agreement can be accepted.   The Purchaser further agrees to provide the Company at any time with such information as the Company determines to be necessary and appropriate to verify compliance with the anti-money laundering regulations of any applicable jurisdiction or to respond to requests for information concerning the identity of the Purchaser from any governmental authority, self-regulatory organization or financial institution in connection with its anti-money laundering compliance procedures, and to update such information as necessary.

4.                Representations and Warranties of the Company.  The Company represents and warrants to Purchaser as follows:

(a)                   Organization and Qualification.  The Company is duly organized, validly existing and in good standing under the laws of the State of Delaware, with the corporate power and authority to own and operate its business as presently conducted, except where the failure to be or have any of the foregoing would not have a material adverse effect on the Company.  The Company is duly qualified as a foreign corporation or other entity to do business and is in good standing in each jurisdiction where the character of its properties owned or held under lease or the nature of their activities makes such qualification necessary, except for such failures to be so qualified or in good standing as would not have a material adverse effect on the Company.

(b)                  Authority; Validity and Effect of Agreement.

(i)         The Company has the requisite corporate power and authority to execute and deliver each of the Transaction Documents, perform its obligations thereunder, and conduct the Offering.  The execution and delivery of each of the Transaction Documents by the Company, the performance by the Company of its obligations thereunder, the transactions contemplated thereby, the Offering, and all other necessary corporate action on the part of the Company have been duly authorized by its board of directors, and no other corporate proceedings on the part of the Company are necessary to authorize each of the Transaction Documents or the Offering.  Each of the Transaction Documents has been duly and validly executed and delivered by the Company and, assuming that each has been duly authorized, executed and delivered by Purchaser, each constitutes a legal, valid and binding obligation of the Company, in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

(ii)        The Securities have been duly authorized and, when issued and paid for in accordance with this Agreement, will be validly issued, fully paid and non-assessable with no personal liability resulting solely from the ownership of such Securities and will be free and clear of all liens, charges, restrictions, claims and encumbrances imposed by or through the Company.

(c)                   No Conflict; Required Filings and Consents.  Neither the execution and delivery of the Transaction Documents by the Company nor the performance by the Company of its obligations thereunder will: (i) conflict with the Company’s certificate of incorporation or bylaws; (ii) violate any statute, law, ordinance, rule or regulation, applicable to the Company or any of the properties or assets of the Company; or (iii) violate, breach, be in conflict with or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or permit the termination of any provision of, or result in the termination of, the acceleration of the maturity of, or the acceleration of the performance of any obligation of the Company, or result in the creation or imposition of any lien upon any properties, assets or business of the Company under, any material contract or any order, judgment or decree to which the Company is a party or by which it or any of its assets or properties is bound or encumbered except, in the case of clauses (ii) and (iii), for such violations, breaches, conflicts, defaults or other occurrences which, individually or in the aggregate, would not have a material adverse effect on its obligation to perform its covenants under this Agreement.

(d)                  SEC Reports and Financial Statements.  The Company has filed with the SEC, and has heretofore made available to Purchaser, true and complete copies of all forms, reports, schedules, statements and other documents required to be filed by it under the Exchange Act or the Securities Act.  In addition, the Company has incorporated by reference into this Agreement the Company SEC Documents.  As of their respective dates or, if amended, as of the date of the last such amendment, the Company SEC Documents, including any financial statements or schedules included therein: (i) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading; and (ii) complied in all material respects with the applicable requirements of the Exchange Act and the Securities Act, as the case may be, and the applicable rules and regulations of the SEC thereunder.  Each of the financial statements included in the Company SEC Documents have been prepared from, and are in accordance with, the books and records of the Company, comply in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present the financial position and the results of operations and cash flows of the Company as of the dates thereof or for the periods presented therein (subject, in the case of unaudited statements, to normal year-end audit adjustments not material in amount).

5.                Indemnification.  Purchaser agrees to indemnify, defend and hold harmless the Company and its respective affiliates and agents from and against any and all demands, claims, actions or causes of action, judgments, assessments, losses, liabilities, damages or penalties and reasonable attorneys’ fees and related disbursements incurred by the Company that arise out of or result from a breach of any representations or warranties made by Purchaser herein, and Purchaser agrees that in the event of any breach of any representations or warranties made by Purchaser herein, the Company may, at its option, forthwith rescind the sale of the Units to Purchaser.

6.                Piggyback Registration.

(a)        Until the earlier of (i) the date as of which the Purchaser may sell all of the Registrable Securities owned by Purchaser without restriction pursuant to Rule 144 (including, without limitation, volume restrictions) and without the need for current public information required by Rule 144(c)(1) (or Rule 144(i)(2), if applicable) or (ii) the date on which the Purchaser shall have sold all of the Registrable Securities owned by Purchaser (the “Registration Period”), whenever the Company proposes to register any shares of its Common Stock under the Securities Act (other than a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 of the Securities Act is applicable, or a Registration Statement on Form S-4, S-8 or any successor form thereto or another form not available for registering the Securities for sale to the public), whether for its own account or for the account of one or more stockholders of the Company and the form of Registration Statement to be used may be used for any registration of Securities (a “Piggyback Registration”),  the Company shall give prompt written notice (in any event no later than 10 days prior to the filing of such Registration Statement) to the Purchaser and the other holders of Registrable Securities of its intention to effect such a registration and, subject to Section 6(b) and Section 6(c), shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion from the holders of Registrable Securities within 5 days after the Company's notice has been given to each such holder . The Company may postpone or withdraw the filing or the effectiveness of a Piggyback Registration at any time in its sole discretion and/or reduce the amount of shares to be included in such registration as a result of rules, regulations, positions or releases issued or actions taken by the SEC pursuant to its authority with respect to Rule 415, promulgated by the SEC under the Securities Act. For purposes of this Section 6, the term “Registrable Securities” means (x) the Shares, (y) shares of Common Stock underlying the Debentures including any interest thereon, and (z) any capital stock of the Company issued or issuable with respect to the Shares or the Debentures including, without limitation, as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise.

(b)        If during the Registration Period, a Piggyback Registration is initiated as a primary underwritten offering on behalf of the Company and the managing underwriter advises the Company and the holders of Registrable Securities (if any holders of Registrable Securities have elected to include Registrable Securities in such Piggyback Registration) in writing that in its opinion the number of shares of Common Stock proposed to be included in such registration, including all Registrable Securities and all other shares of Common Stock proposed to be included in such underwritten offering, exceeds the number of shares of Common Stock which can be sold in such offering and/or that the number of shares of Common Stock proposed to be included in any such registration would adversely affect the price per share of the Common Stock to be sold in such offering and/or the Company is unable to include in such registration all of the Registrable Securities as a result of rules, regulations, positions or releases issued or actions taken by the SEC pursuant to its authority with respect to Rule 415, promulgated by the SEC under the Securities Act, the Company shall include in such registration (i) first, the number of shares of Common Stock that the Company proposes to sell; (ii) second, the number of shares of Common Stock required to be included as a result of contractual demand or mandatory registration rights, allocated among such holders in such manner as they may agree; (iii) third, the number of shares of Common Stock requested to be included therein by holders of Registrable Securities, allocated pro rata among all such holders on the basis of the number of Registrable Securities owned by each such holder or in such manner as they may otherwise agree; and (iv) fourth, the number of shares of Common Stock requested to be included therein by holders of Common Stock (other than holders of Registrable Securities), allocated among such holders in such manner as they may agree.

(c)        If during the Registration Period, a Piggyback Registration is initiated as an underwritten offering on behalf of a holder of Common Stock other than Registrable Securities, and the managing underwriter advises the Company in writing that in its opinion the number of shares of Common Stock proposed to be included in such registration, including all Registrable Securities and all other shares of Common Stock proposed to be included in such underwritten offering, exceeds the number of shares of Common Stock which can be sold in such offering and/or that the number of shares of Common Stock proposed to be included in any such registration would adversely affect the price per share of the Common Stock to be sold in such offering and/or the Company is unable to include in such registration all of the Registrable Securities as a result of rules, regulations, positions or releases issued or actions taken by the SEC pursuant to its authority with respect to Rule 415, promulgated by the SEC under the Securities Act, the Company shall include in such registration (i) first, the number of shares of Common Stock required to be included as a result of contractual demand or mandatory registration rights, (ii) second, the number of shares of Common Stock requested to be included therein by the holder(s) requesting such registration, allocated among such holders in such manner as they may agree, (iii) third, by the holders of Registrable Securities, allocated pro rata among the number of Registrable Securities, as applicable, owned by all such holders or in such manner as they may otherwise agree; and (iv) fourth, the number of shares of Common Stock requested to be included therein by other holders of Common Stock, allocated among such holders in such manner as they may agree.

(d)       If any Piggyback Registration is initiated as a primary underwritten offering on behalf of the Company, the Company shall select the investment banking firm or firms to act as the managing underwriter or underwriters in connection with such offering.

7.                Confidentiality.  Purchaser acknowledges and agrees that:

(a)                   Certain of the information contained herein is of a confidential nature and may be regarded as material non-public information under Regulation FD of the Securities Act.

(b)                  This Agreement has been furnished to Purchaser by the Company for the sole purpose of enabling Purchaser to consider and evaluate an investment in the Company, and will be kept confidential by Purchaser and not used for any other purpose.

(c)                   The existence of this Agreement and the information contained herein shall not, without the prior written consent of the Company, be disclosed by Purchaser to any person or entity, other than Purchaser’s personal financial and legal advisors for the sole purpose of evaluating an investment in the Company, and Purchaser will not, directly or indirectly, disclose or permit Purchaser’s personal financial and legal advisors to disclose, any of such information without the prior written consent of the Company.

(d)                  Purchaser shall make its representatives aware of the terms of this Section 7 and to be responsible for any breach of this Agreement by such representatives.

(e)                   Purchaser shall not, without the prior written consent of the Company, directly or indirectly, make any statements, public announcements or release to trade publications or the press with respect to the contents or subject matter of this Agreement.

(f)                   If Purchaser decides to not pursue further investigation of the Company or to not participate in the Offering, Purchaser will promptly return this Agreement and any accompanying documentation to the Company.

8.                Non-Public Information.  Purchaser acknowledges that certain information concerning the matters that are the subject matter of this Agreement constitute material non-public information under United States federal securities laws, and that United States federal securities laws prohibit any person who has received material non-public information relating to the Company from purchasing or selling securities of the Company, or from communicating such information to any person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell securities of the Company.  Accordingly, until such time as any such non-public information has been adequately disseminated to the public, Purchaser shall not purchase or sell any securities of the Company, or communicate such information to any other person.

9.                Entire Agreement; No Third Party Beneficiaries.  This Agreement contains the entire agreement between the parties and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereto, and no party shall be liable or bound to any other party in any manner by any warranties, representations, guarantees or covenants except as specifically set forth in this Agreement.  Purchaser acknowledges and agrees that, with the exception of the information contained in this Agreement, Purchaser did not rely upon any statements or information, whether oral or written, provided by the Company, or any of its officers, directors, employees, agents or representatives, in deciding to enter into this Agreement or purchase the Units.  Nothing in this Agreement, express or implied, is intended to confer upon any person other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

10.            Amendment and Modification.  This Agreement may not be amended, modified or supplemented except by an instrument or instruments in writing signed by the Company and the holders of a majority of the Units sold in the Offering.

11.            Extensions and Waivers.  At any time prior to the Closing, the parties hereto entitled to the benefits of a term or provision may (a) extend the time for the performance of any of the obligations or other acts of the parties hereto, (b) waive any inaccuracies in the representations and warranties contained herein or in any document, certificate or writing delivered pursuant hereto, or (c) waive compliance with any obligation, covenant, agreement or condition contained herein.  Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument or instruments in writing signed by the Company and the holders of a majority of the Units sold in the Offering.  No failure or delay on the part of any party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty, covenant or agreement.

12.            Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that no party hereto may assign its rights or delegate its obligations under this Agreement without the express prior written consent of the other party hereto.  Except as provided in Section 5, nothing in this Agreement is intended to confer upon any person not a party hereto (and their successors and assigns) any rights, remedies, obligations or liabilities under or by reason of this Agreement.

13.            Survival of Representations, Warranties and Covenants.  The representations and warranties contained herein shall survive the Closing and shall thereupon terminate 18 months from the Closing, except that the representations contained in Sections 3(a), 3(b), 4(a), and 4(b) shall survive indefinitely.  All covenants and agreements contained herein which by their terms contemplate actions following the Closing shall survive the Closing and remain in full force and effect in accordance with their terms.  All other covenants and agreements contained herein shall not survive the Closing and shall thereupon terminate.

14.            Headings; Definitions.  The Section headings contained in this Agreement are inserted for convenience of reference only and will not affect the meaning or interpretation of this Agreement.  All references to Sections contained herein mean Sections of this Agreement unless otherwise stated.  All capitalized terms defined herein are equally applicable to both the singular and plural forms of such terms.

15.            Severability.  If any provision of this Agreement or the application thereof to any person or circumstance is held to be invalid or unenforceable to any extent, the remainder of this Agreement shall remain in full force and effect and shall be reformed to render the Agreement valid and enforceable while reflecting to the greatest extent permissible the intent of the parties.

16.            Notices.  All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally, sent by documented overnight delivery service or, to the extent receipt is confirmed, telecopy, telefax or other electronic transmission service to the appropriate address or number as set forth below:

If to the Company:

Blue Calypso, Inc.

19111 North Dallas Parkway, Suite 200

Dallas, Texas 75287

(215) 247-1163

Attention: William Ogle, Chief Executive Officer

with a copy to:

Fox Rothschild LLP

997 Lenox Drive

Building 3

Lawrenceville, NJ 08648-2311

(609) 895-6719

Attention:  Sean F., Esquire

If to Purchaser:

To that address indicated on the signature page hereof.

17.            Governing Law.  This Agreement shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware.

18.            Arbitration.  If a dispute arises as to the interpretation of this Agreement, it shall be decided in an arbitration proceeding conforming to the Rules of the American Arbitration Association applicable to commercial arbitration then in effect at the time of the dispute.  The arbitration shall take place in Dallas, Texas.  The decision of the arbitrators shall be conclusively binding upon the parties and final and such decision shall be enforceable as a judgment in any court of competent jurisdiction. The parties shall share equally the costs of the arbitration.

19.            Counterparts.  This Agreement may be executed and delivered by facsimile in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same agreement.

[Signature page follows]

IN WITNESS WHEREOF, intending to be legally bound, the parties hereto have caused this Agreement to be executed as of the date set forth below.

Date: ____________________, 2011

PURCHASER

______________________________________

By: ___________________________________

Name: ______________________________

Title: _______________________________

Address:  ___________________________

__________________________________

__________________________________

Social Security or Tax ID No.: _______________________

Number of Units Purchased: ____________ Aggregate Purchase Price: $___________ ____ Units @ $50,000 per Unit
Delivery Instructions (if different than Address): ____________________________________ ____________________________________ ____________________________________

Date:____________________, 2011	BLUE CALYPSO, INC. By: ___________________________________ Name: ______________________________ Title: _______________________________

EXHIBIT A

FORM OF CONVERTIBLE DEBENTURE

EXHIBIT B

FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2011